SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2003

                             Northwest Bancorp, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Federal                         0-23817                 23-2900888
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


301 Second Avenue, Warren, Pennsylvania                               16365
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (814) 726-2140



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure.

         Northwest Bancorp, Inc. (the "Company") issued a press release on August 11, 2003, announcing that the Company has received approval from the Office of Thrift Supervision for the acquisition of First Bell Bancorp, Inc. and its wholly owned subsidiary, Bell Federal Savings and Loan Association of Bellevue. A copy of this press release is attached as Exhibit 99 to this report.


Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         The following Exhibit is filed as part of this report:


         Exhibit 99        Press Release of Northwest Bancorp, Inc.
                           dated August 11, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NORTHWEST BANCORP, INC.



DATE:  August 11, 2003                  By: /s/ William J. Wagner
                                           -------------------------------------
                                           William J. Wagner
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

The following Exhibit is filed as part of this report:

         Exhibit No.                            Description

            99                      Press Release of Northwest Bancorp, Inc.
                                    dated August 11, 2003